UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
 __________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2013 (May 30, 2013)
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AMERICAN CAPITAL AGENCY CORP.
(Exact name of registrant as specified in its charter)
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Delaware	001-34057	26-1701984
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2 Bethesda Metro Center, 14th Floor
Bethesda, Maryland 20814
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(301) 968-9300

N/A
(Former name or former address, if changed since last report)
 __________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 30, 2013, American Capital Agency Corp. (the “Company”) reconvened its 2013 Annual Meeting of Stockholders (the “Annual Meeting”), at the Company's offices at 2 Bethesda Metro Center, 12th Floor, Bethesda, MD 20814, at 9:00 a.m. (ET). The record date for the Annual Meeting was March 8, 2013.

To allow additional time for stockholders to vote on a proposal to amend the Company's certificate of incorporation to increase the number of authorized shares of preferred stock from 10,000,000 to 20,000,000 shares, the Annual Meeting with respect to such proposal was adjourned until 9:00 a.m., Eastern Time, on Friday, June 28, 2013, at the Company's offices at 2 Bethesda Metro Center, 12th Floor, Bethesda, MD 20814.

This Current Report on Form 8-K will be amended to report the final voting results on the proposal once such final results are received by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CAPITAL AGENCY CORP.

Dated:	June 4, 2013	By:	/s/ SAMUEL A. FLAX
Samuel A. Flax
Executive Vice President and Secretary